UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2015

Aon plc

(Exact name of registrant as specified in its Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8 Devonshire Square, London, England	EC2M 4PL
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 13, 2015, Aon plc (the “Company”) and Aon Corporation (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $600,000,000 aggregate principal amount of its 4.750% Senior Notes due 2045 (the “Notes”), under the Registration Statement on Form S-3 (Registration No. 333-183686).  The Guarantor will provide a full and unconditional guarantee of the Notes pursuant to the Indenture (as defined below) (the “Guarantee” and, together with the Notes, the “Securities”).  The Securities were issued pursuant to an Amended and Restated Indenture, dated as of May 20, 2015, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”) (the “Indenture”).

The net proceeds from the sale of the Securities, after deducting the underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $591.5 million.  The Company intends to use the net proceeds from this offering for general corporate purposes which, among other things, may include funding acquisition opportunities, repurchases of the Company’s Class A Ordinary Shares and repayment of all or part of the Company’s 3.50% senior notes due September 2015.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Indenture (including the Guarantee) is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The form of note for the Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Securities, Sidley Austin LLP is filing the legal opinions attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 13, 2015, by and among Aon plc, Aon Corporation and Morgan Stanley & Co. LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1	Amended and Restated Indenture, dated as of May 20, 2015, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee (including the Guarantee).

4.2	Form of 4.750% Senior Note due 2045.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

5.2	Opinion of Sidley Austin LLP relating to the Securities.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 20, 2015	Aon plc

	By:	/s/ Peter Lieb
Peter Lieb
Executive Vice President, General
Counsel and Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 13, 2015, by and among Aon plc, Aon Corporation and Morgan Stanley & Co. LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1	Amended and Restated Indenture, dated as of May 20, 2015, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee (including the Guarantee).

4.2	Form of 4.750% Senior Note due 2045.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

5.2	Opinion of Sidley Austin LLP relating to the Securities.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).